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                                                                    EXHIBIT 10.3


                       NEW CENTURY FINANCIAL CORPORATION

                      NONQUALIFIED STOCK OPTION AGREEMENT


     THIS NONQUALIFIED STOCK OPTION AGREEMENT (this "Agreement") dated as of the 17th day of May, 1999, by and between NEW CENTURY FINANCIAL CORPORATION, a Delaware corporation (the "Company"), and Terrence P. Sandvik (the "Optionee").

                              W I T N E S S E T H

     WHEREAS, the Optionee is a member of the Board of Directors of the Company (the "BOARD"); and

     WHEREAS, the Company has granted to the Optionee effective as of the 17th day of May, 1999 (the "GRANT DATE") a nonqualified stock option to purchase all or any part of 15,000 shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), subject to and upon the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.   Grant of Option.  This Agreement evidences the Company's grant to the
     ---------------
     Optionee of the right and option to purchase, subject to and on the terms and conditions set forth herein, all or any part of 15,000 shares of the Company's Common Stock (the "Shares") at the price of $12.00 per Share (the "Option"), exercisable from time to time, subject to the provisions of this Agreement, prior to the close of business on the day before the tenth anniversary of the Grant Date (the "Expiration Date"), Unless Earlier terminated pursuant to Section 4 or 6. Such price equals not less than the fair market value of the Common Stock as of the Grant Date.

2.   Exercisability of Option.  The Option shall vest and become exercisable in
     ------------------------
     installments in accordance with the following schedule: (i) 5,000 of the total number of Shares subject to the Option shall vest and become exercisable on the first anniversary of the Grant Date, (ii) an additional 5,000 of the total number of Shares subject to the Option shall vest and become exercisable on the second anniversary of the Grant Date, and (iii) the remaining 5,000 Shares subject to the Option shall vest and become exercisable on the third anniversary of the Grant Date.

     If the Optionee does not in any year purchase all or any part of the Shares to which the Optionee is entitled, the Optionee has the right cumulatively thereafter to purchase any Shares not so purchased and such right shall continue until the Option terminates or

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     expires. The Option shall only be exercisable in respect of whole Shares, and fractional Share interests shall be disregarded. The Option may only be exercised as to at least 100 Shares unless the number purchased is the total number at the time available for purchase under the Option.

3.   Method of Exercise of Option.  The Option shall be exercisable by the
     ----------------------------
     delivery to the Secretary of the Company of a written notice stating the number of Shares to be purchased pursuant to the Option and accompanied by
     (i) delivery of an executed Exercise Agreement in the form attached hereto as Exhibit A, (ii) payment of the full purchase price of the Shares to be purchased, and (iii) payment in full of any tax withholding obligation under federal, state or local law. Payment shall be made in the form of cash, by check payable to the order of the Company, in shares of Common Stock valued at their fair market value at the close of trading on the trading date next preceding the date of exercise of the Option, or partly in such shares and partly in cash. Any shares of Common Stock used by the Optionee to exercise the Option must have been owned by the Optionee for at least six months prior to such use. In addition, the Optionee (or the Optionee's beneficiary or personal representative) must furnish any written statements required pursuant to Section 9 of this Option Agreement.

4.   Termination of Directorship.  If the Optionee's services as a member of the
     ---------------------------
     Board terminate: (i) any portion of the Option which is not vested and exercisable as of the date of such termination shall terminate; (ii) if such termination is due to the Optionee's death or Total Disability, the Optionee (or his successor in the event of his death, or personal representative in the event of his incapacity) shall have until the date that is one year after the date of such termination (subject to the term of the Option set forth in Section 1) to exercise the Option to the extent that it was vested and exercisable on the date of his termination (the vested portion of the Option, to the extent not exercised at the end of such one-year period, shall terminate); and (iii) if such termination is due to any reason other than the Optionee's death or Total Disability, the Optionee shall have until the date that is six months after the date of such termination (subject to the term of the Option set forth in Section 1) to exercise the Option to the extent that it was vested and exercisable on the date of his termination (the vested portion of the Option, to the extent not exercisable at the end of such six-month period, shall terminate).

     For purposes of the foregoing, "Total Disability" means a "permanent and total disability" within the meaning of Section 22(c)(3) of the Internal Revenue Code of 1986, as amended.

5.   Option Not Transferable.  The Option May Be Exercised Only By, And Shares
     -----------------------
     issuable pursuant to the Option shall be issued only to the Optionee or, if the Optionee has died, his beneficiary or, if the Optionee has suffered a permanent and total disability, his personal representative, if any, or if there is none, the Optionee or a third party pursuant to such conditions and procedures as the Board may establish. Other than by will or the laws of descent and distribution, no right or benefit under the Option shall be transferrable by the Optionee or shall be subject in any manner to anticipation, alienation,

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     sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void.

6.   Adjustments Upon Changes in Capitalization.
     ------------------------------------------

     If the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Company or of another issuer, or if additional shares or new or different securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger to which the Company is a party, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment, an appropriate adjustment shall be made in the number and kind of shares or other consideration that is subject to or may be delivered under the Option.

     Upon the occurrence of an Event, the Option shall become immediately exercisable to the full extent theretofore not exercisable.

     If the Option has been fully accelerated as described in the foregoing paragraph but is not exercised prior to (i) a dissolution of the Company, or (ii) an event described above that the Company does not survive, the Option shall thereupon terminate.

     For purposes of this Section 6, "Event" means any of the following: (i) approval by the shareholders of the Company of the dissolution or liquidation of the Company; (ii) approval by the shareholders of the Company of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities other than subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former shareholders of the Company; or (iii) approval by the shareholders of the Company of the sale of substantially all of the Company's business assets to a person or entity which is not a subsidiary of the Company.

7.   Securities Law Compliance.
     -------------------------

     7.1.  Investment Representations.  The Optionee acknowledges that the
           --------------------------
     Option and Shares are not being registered under the Securities Act of 1933, as amended (the "Securities Act"), based, in part, on reliance that the issuance of the Shares is exempt from registration under Regulation D of the Securities Act and exempt from qualification under California Corporate Securities Law (S) 25102(f) or other applicable exemption. The Optionee acknowledges that by executing this Agreement he or she makes the representations below:

          No Intent to Sell. The Optionee represents that he/she is acquiring the Option and if and when he/she exercises the Option will acquire any Shares solely for his/her own account, for investment purposes only, and not with a view to or an intent to sell, or to offer for resale in connection with any unregistered distribution

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          of all or any portion of the Shares within the meaning of the
          Securities Act or applicable state securities laws.

          No Reliance on Company. In evaluating the merits and risks of an investment in the Shares, the Optionee represents that he/she has and will rely upon the advice of his/her own legal counsel, tax advisors, and/or investment advisors.

          Relationship to and Knowledge About Company. The Optionee represents that he/she is knowledgeable about the Company and has a preexisting personal or business relationship with the Company. As a result of such relationship, he/she is familiar with, among other characteristics, its business and financial circumstances and has access on a regular basis to or may request the Company's condensed consolidated balance sheet and condensed consolidated income statement setting forth information material to the Company's financial condition, operations and prospects.

          Risk of Loss. The Optionee represents that he/she is aware that the Option may be of no practical value, that any value it may have depends on its vesting and exercisability as well as an increase in the fair market value of the underlying Shares from the date of grant to the date of exercise.

          Restrictions on Shares. The Optionee represents that he/she understands that any Shares acquired on exercise of the Option will be characterized as "restricted securities" under the federal securities laws since the Shares are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Optionee acknowledges receiving a copy of Rule 144 promulgated under the Securities Act, as presently in effect, and represents that he/she is familiar with such rule, and understands the resale limitations imposed thereby and by the Securities Act and applicable state securities laws.

          Additional Restrictions. The Optionee represents that he/she has read and understands the restrictions and limitations imposed on the Option and any Shares which may be acquired thereunder, including, but not limited to, the non-transferability provisions of Section 5.

          No Company Representations. The Optionee represents that at no time was an oral representation made to him/her relating to the Option or the purchase of Shares and that he/she was not presented with or solicited by any promotional meeting or material relating to the Option or the Shares.

          Share Certificate Legend. The Optionee represents that he/she understands and acknowledges that any certificate evidencing the Shares (or evidencing any other securities issued with respect thereto pursuant to any stock split, stock dividend,

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          merger or other form of reorganization or recapitalization) if and when issued shall bear, in addition to any other legends which may be required by applicable state securities laws, the legend set forth in
          Section 8.2.

     7.2. Stock Certificate Legend.  The Optionee understands and acknowledges
          ------------------------
     that the certificate evidencing the shares (or evidencing any other securities issued with respect thereto pursuant to any stock split, stock dividend, merger or other form of reorganization or recapitalization) if and when issued shall bear, in addition to any other legends which may be required by the Exercise Agreement or applicable state securities laws, the following legends:

               "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, BUT ARE ISSUED IN RELIANCE ON THE REPRESENTATION THAT THEY ARE TAKEN FOR INVESTMENT AND NOT FOR REDISTRIBUTION. AS A CONDITION OF ANY TRANSFER HEREOF, THE COMPANY MAY REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO IT THAT ALL STATUTORY REGISTRATION PROVISIONS HAVE BEEN MET OR DO NOT APPLY."

8.   Assignment.  This Agreement and all of the provisions hereof shall be
     ----------
     binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assignees. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned (except as otherwise expressly provided herein) by either party without the prior written consent of the other.

9.   Privileges of Stock Ownership.  Except as otherwise expressly authorized by
     -----------------------------
     the Board, the Optionee shall not be entitled to any privilege of stock ownership as to any Shares not actually delivered to and held of record by him. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

10.  Notices.  Any notice to be given under the terms of this Agreement shall be
     -------
     in writing and addressed to the Company at its principal office to the attention of the Secretary, and to the Employee at the address given beneath the Employee's signature hereto, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

11.  Entire Agreement.  This Agreement and the Exercise Agreement, together,
     ----------------
     constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. This Agreement and the Exercise Agreement may be amended only by mutual agreement of the parties. Such amendment must be in writing and signed by both parties. The Company may, however,

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     unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Optionee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

12.  Governing Law.  This Agreement shall be governed by and construed and
     -------------
     enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder.

13.  Rights of Optionee.
     ------------------

     Nothing contained in this Agreement or in any other documents related to this Agreement shall confer upon the Optionee any right to continue in the service or employ of the Company or constitute any contract or agreement of service or employment, or interfere in any way with the right of the Company to reduce the Optionee's compensation or other benefits or to terminate the services or employment of the Optionee, with or without cause, but nothing contained in this Agreement or any document related thereto shall affect any independent contractual right of the Optionee. Nothing contained in this Agreement or any document related hereto shall influence the construction or interpretation of the Company's Certificate of Incorporation or Bylaws regarding service on the Board.

     The Option shall be payable in shares of Common Stock (subject to adjustment as described above) and no special or separate reserve, fund or deposit shall be made to assure payment of the Option. Neither the Optionee nor any other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Company by reason of the Option. Neither the provisions of this Agreement (or of any documents related hereto), nor the grant of the Option shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and the Optionee or other person.

14.  Compliance With Laws.  Notwithstanding anything else contained herein to
     --------------------
     the contrary, this Agreement, the granting and vesting of the Option and the offer, issuance and delivery of Shares under this Agreement are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered in respect of this Agreement will be subject to such restrictions, and to any restrictions the Company may require to preserve a pooling of interests under generally accepted accounting principles, and the person acquiring such securities will, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

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     No holder of any Shares shall sell, pledge or otherwise transfer Shares acquired pursuant to the Option or any interest in such Shares except in accordance with the express terms of this Agreement. Any attempted transfer in violation of this Agreement shall be void and of no effect. Without in any way limiting the provisions set forth above and subject to further limitations set forth herein, no holder of Shares shall make any disposition of all or any portion of Shares acquired pursuant to an Option, except in compliance with all applicable federal and state securities laws and unless and until:

          (a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

          (b) such disposition is made in accordance with Rule 144 under the Securities Act; or

          (c) such holder notifies the Company of the proposed disposition and furnishes the Company with a statement of the circumstances surrounding the proposed disposition, and, if requested by the Company, such holder furnishes the Company with an opinion of counsel acceptable to the Company's counsel, that such disposition will not require registration under the Securities Act and will be in compliance with all applicable state securities laws.

                 (Remainder of Page Intentionally Left Blank)

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     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and the Optionee has hereunto set his or her hand as of the date first written above.

                            NEW CENTURY FINANCIAL CORPORATION
                            a Delaware corporation

                            By: /s/ Brad A. Morrice
                                ------------------------------

                            Its: President
                                 -----------------------------


                            OPTIONEE

                            /s/ Terreence P. Sandvik
                            ----------------------------------
                            Signature

                            Terreence P. Sandvik
                            ----------------------------------
                            Print Name


                            2751 Shepard Road- MNRB0164
                            ----------------------------------
                            Address

                            Saint Paul, MN 55116
                            ----------------------------------
                            City, State, Zip Code



                               CONSENT OF SPOUSE

          In consideration of the execution of the foregoing Nonqualified Stock Option Agreement by New Century Financial Corporation, I, Ann M Sandvik, the
                                                          -------------
spouse of the Optionee herein named, do hereby agree to be bound by all of the terms and provisions thereof.



DATED: ___________, 1999                /s/ Ann M. Sandvik
                                        -------------------
                                        Signature of Spouse

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EXHIBIT A


                       NEW CENTURY FINANCIAL CORPORATION

                              EXERCISE AGREEMENT

          THIS EXERCISE AGREEMENT (this "Agreement") dated as of the ____ day of ______________, _____, by and between NEW CENTURY FINANCIAL CORPORATION, a Delaware corporation (the "Company"), and Terrence P. Sandvik (the "Purchaser").


                                R E C I T A L S

          WHEREAS, the Company has granted to the Purchaser a nonqualified stock option (the "Option") to purchase all or any part of a designated amount of authorized but unissued shares of common stock of the Company and in connection therewith, the Company and the Purchaser entered into that certain Nonqualified Stock Option Agreement dated as of May 17, 1999 (the "Option Agreement") of which this Agreement is a part and incorporated therein;

          WHEREAS, the Purchaser desires to exercise the Option and purchase from the Company and the Company wishes to issue and sell to the Purchaser _______ shares of its common stock, par value $0.01 per share (the "Common Stock"), to be sold at a price of $12.00 per share, in accordance with and subject to the terms and conditions set forth in this Agreement.

          NOW, THEREFORE, in consideration of the above premises and the representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.   Purchase and Sale of Common Stock.  The Company shall deliver to the
     ---------------------------------
     Purchaser a stock certificate representing the shares of Common Stock against delivery to the Company by the Purchaser of the purchase price in the sum of $____________ (which represents the product of the $12.00 price per share and the number of shares, the "Purchase Price").

2.   Investment Representations.  The Purchaser acknowledges that the shares of
     --------------------------
     Common Stock are not being registered under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser hereby affirms as made as of the date hereof the representations made in Section 8.1 of the Option Agreement and such representations are incorporated herein by this reference. The Purchaser has no need for liquidity in this investment, has the ability to bear the economic risk of this investment, and can afford a complete loss of the Purchase Price. The Purchaser has received the Company's consolidated financial information which includes information material to the Company's financial condition, operations and prospects. The Purchaser also understands and

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     acknowledges the restrictive legend provision contained in Section 8.2 of the Option Agreement.

3.   Restrictions on Shares.  The shares of Common Stock acquired pursuant to
     ----------------------
     Section 1 hereof are subject to and the Purchaser agrees to be bound by the provisions of Section 15 of the Option Agreement, incorporated herein by this reference.

4.   Miscellaneous.  This Agreement shall be governed by and construed and
     -------------
     enforced in accordance with the laws of the state of Delaware. This Agreement and the Option Agreement, together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof.
     This Agreement may be amended by mutual agreement of the parties. Such amendment must be in writing and signed by the Company. The Company may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Purchaser hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

(Remainder of Page Intentionally Left Blank)

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     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                            NEW CENTURY FINANCIAL CORPORATION
                            a Delaware corporation


                            By:_____________________________________


                            Its:____________________________________


                            OPTIONEE

                            ________________________________________
                            Signature


                            ________________________________________
                            Print Name


                            ________________________________________
                            Address


                            ________________________________________
                            City, State, Zip Code


                               CONSENT OF SPOUSE

          In consideration of the execution of the foregoing Exercise Agreement by New Century Financial Corporation, I, ___________________________, the spouse of the Optionee herein named, do hereby agree to be bound by all of the terms and provisions thereof.



DATED:______________, ______       _________________________________
                                   Signature of Spouse

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